UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023 (May 4, 2023)

Semper Paratus Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41002	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Third Avenue, 38th Floor

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(646) 807-8832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	LGSTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	LGST	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	LGSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Subscription Agreement

On May 3, 2023, Semper Paratus Acquisition Corporation (the “Company”) entered into a subscription agreement (“Subscription Agreement”) with Polar Multi-Strategy Master Fund (the “Investor”) and Semper Paratus Sponsor LLC (the “Sponsor”). Subject to, and in accordance with the terms and conditions of the Subscription Agreement, the parties agreed that:

•	The Investor shall make a cash contribution of $151,000 to the Sponsor (the “Initial Capital Contribution”) on or prior to May 3, 2023, or on such date as the parties may agree in writing.
•	The Initial Capital Contribution will in turn be loaned by the Sponsor to the Company to cover working capital expenses (the “SPAC Loan”).
•	In consideration for the Initial Capital Contribution, the Company will issue 151,000 Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) to the Investor at the closing of the initial business combination (the “De-SPAC Closing”), which shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies and shall be registered as part of any registration statement to be filed in connection with the De-SPAC Closing or, if no such registration statement is filed in connection with the De-SPAC Closing, pursuant to the first registration statement to be filed by the Company or the surviving entity following the De-SPAC Closing.
•	The SPAC Loan shall not accrue interest and shall be repaid by the Company upon the De-SPAC Closing. The Sponsor will pay to the Investor all repayments of the SPAC Loan the Sponsor has received within five business days of the De-SPAC Closing. The Investor may elect at the De-SPAC Closing to receive such payments in cash or Class A Ordinary Shares at a rate of one Class A Ordinary Share for each $10 of the Initial Capital Contribution. If the Company liquidates without consummating the initial business combination, any amounts remaining in the Sponsor or Company’s cash accounts, not including the Company’s trust account, will be paid to the Investor within five days of the liquidation.
•	On the De-SPAC Closing, the Sponsor will pay the Investor an amount equal to the reasonable attorney fees incurred by the Investor in connection with the Subscription Agreement not to exceed $5,000.

The foregoing description of the Subscription Agreement is a summary only and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Purchase Agreement

On May 4, 2023, the Company entered into a purchase agreement (the “Purchase Agreement”) with SSVK Associates, LLC (the “Acquirer”) and the Sponsor, pursuant to which the Acquirer will purchase from the Sponsor (x) 7,988,889 Class A Ordinary Shares and (y) 1,000,000 private placement units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant that is exercisable for one Class A Ordinary Share, free and clear of all liens and encumbrances (other than those contained in the Letter Agreement, dated November 3, 2021, by and among the Company, its officers, directors and the Sponsor, and the Underwriting Agreement, dated November 3, 2021, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters (the “Underwriting Agreement”)), for an aggregate purchase price of $1.00 (the “Purchase Price”) payable at the time of the initial business combination.

In addition to the payment of the Purchase Price, the Acquirer also assumed the following obligations: (i) responsibility for all of Company’s public company reporting obligations; (ii) the obligations of the Sponsor under the Subscription Agreement, (iii) responsibility for the Company’s D&O insurance premium to extend the Company’s existing D&O insurance policy and maintain D&O coverage through the closing of the initial business combination and obtain appropriate tail coverage; (iv) responsibility for the Company’s outstanding legal fees owed by the Company; and (v) all other obligations of the Sponsor related to the Company.

Pursuant to the Purchase Agreement, the Acquirer has the right to replace the Company’s current directors and officers with directors and officers as the Acquirer may select in its sole discretion.

The obligations of the Sponsor to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or written waiver by the Sponsor of the following conditions: (a) the approval of the board of directors the SPAC; (b) the approval of the members of the Sponsor; (c) the consent or waiver of the underwriters under the Underwriting Agreement; (d) the filing of its quarterly report on Form 10-Q by the SPAC for the quarter ended March 31, 20923.

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, the Company had received a letter on March 23, 2023 from the Nasdaq Stock Market (“Nasdaq”), stating that the Company had not paid certain fees totaling $151,000 required by Nasdaq Listing Rule 5250(f) and that the Company would be delisted unless it appealed such determination.

On May 5, 2023, the Company received notification from Nasdaq that the fee delinquency was cured and the Company is now in compliance with Nasdaq’s continued listing standards. The Company’ securities will continue to trade on The Nasdaq Stock Market, and Nasdaq considers the matter closed.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Subscription Agreement, dated May 3, 2023, by and among Semper Paratus Acquisition Corporation, Semper Paratus Sponsor LLC and Polar Multi-Strategy Master Fund.

10.2	Purchase Agreement, dated May 4, 2023, by and among SSVK Associates, LLC, Semper Paratus Acquisition Corporation and Semper Paratus Sponsor LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPER PARATUS ACQUISITION CORPORATION

By:	/s/ B. Ben Baldanza
Name: B. Ben Baldanza
Title: Chief Executive Officer

Dated: May 9, 2023